PROSPECTUS

Ladenburg Thalmann Alternative Strategies Fund

Shares of Beneficial Interest
$5,000 minimum purchase

November 1, 2011

Ladenburg Thalmann Alternative Strategies Fund (the "Fund") is continuously offered, non-diversified, closed-end management investment company, that is operated as an interval fund.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

This prospectus concisely provides the information that a prospective investor should know about the Fund before investing.  You are advised to read this prospectus carefully and to retain it for future reference.  Additional information about the Fund, including a Statement of Additional Information ("SAI") dated November 1, 2011, has been filed with the Securities and Exchange Commission ("SEC").  The SAI is available upon request and without charge by writing the Fund at c/o Gemini Fund Services, LLC, 450 Wireless Boulevard Hauppauge, NY  11788, or by calling toll-free 1-877-803-6583.  The table of contents of the SAI appears on page 48 of this prospectus.  You may request the Fund's SAI, annual and semi-annual reports when available, and other information about the Fund or make shareholder inquiries by calling 1-877-803-6583 or by visiting http://www.LTALTERNATIVESTRATEGIESFUND.com.  The SAI, material incorporated by reference and other information about the Fund, is also available on the SEC's website at http://www.sec.gov. The address of the SEC's website is provided solely for the information of prospective shareholders and is not intended to be an active link.

Investment Objective. The Fund's investment objective is to seek attractive risk-adjusted returns with low to moderate volatility and low correlation to the broader markets, through a concentrated multi-strategy alternative investment approach with an emphasis on income generation.

Securities Offered. The Fund engages in a continuous offering of shares. The Fund has registered 5,000,000 shares and is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund is offering to sell, through its distributor, under the terms of this prospectus, 5,000,000 shares of beneficial interest less the amount of shares sold to date, at net asset value plus the applicable sales load.  As of October 10, 2011, the Fund's net asset value per share was $9.43.  The maximum sales load is 6.00% of the amount invested.  The minimum initial investment by a shareholder is $5,000.  Subsequent investments may be made with at least $100 under the Fund's automatic investment program.  Subsequent investment not made pursuant to the automatic investment program must be made with at least $1,000.  The Fund is offering to sell its shares, on a continual basis, through its distributor. The distributor is not required to sell any specific number or dollar amount of the Fund's shares, but will use its best efforts to sell the shares. Funds received will be invested promptly and no arrangements have been made to place such funds in an escrow, trust or similar account. During the continuous offering, shares will be sold at the net asset value of the Fund next determined plus the applicable sales load. See "Plan of Distribution." The Fund's continuous offering is expected to continue in reliance on Rule 415 under the Securities Act of 1933 until the Fund has sold shares in an amount equal to approximately $5 billion.

The shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time.  Investing in the Fund's shares involves risks. See "Risk Factors" below in this prospectus.

Investment Adviser

Ladenburg Thalmann Asset Management, Inc. (the "Adviser")

PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained or incorporated by reference in this prospectus and in the Statement of Additional Information, particularly the information set forth under the heading "Risk Factors."

The Fund.  Ladenburg Thalmann Alternative Strategies Fund is a continuously offered, non-diversified, closed-end management investment company.  See "The Fund." The Fund is an interval fund that will offer to make quarterly repurchases of shares at net asset value. See "Quarterly Repurchases of Shares."

Investment Objective and Policies.  The Fund's investment objective is to seek attractive risk-adjusted returns with low to moderate volatility and low correlation to the broader markets, through a concentrated multi-strategy alternative investment approach with an emphasis on income generation.  The Fund pursues its investment objective by investing primarily in private and publicly traded alternative investment funds ("Investment Funds") and real estate investment trusts ("REITs").  Investment Funds include closed-end funds, open end funds (mutual funds), limited partnerships, limited liability companies and other types of pooled investment vehicles.  The Fund invests without restriction as to issuer capitalization.  The Fund may employ leverage, including borrowing from banks in an amount of up to 33% of the Fund's assets (defined as net assets plus borrowing for investment purposes).  See "Investment Objective, Policies and Strategies."

The Fund concentrates investments in the real estate industry because, under normal circumstances, it invests over 25% of its assets in real estate industry REIT securities.  This policy is fundamental and may not be changed without shareholder approval.

The Fund also will invest up to 25% of its total assets in its wholly-owned and controlled subsidiary (the "Subsidiary").  The Subsidiary primarily invests in Investment Funds that invest in derivatives (including commodity and financial futures, commodity-linked structured notes, swap contracts and investment pools), limited partnerships, limited liability companies, business enterprises and fixed-income securities that serve as collateral for its derivative positions, which may be used for hedging, speculation, or as substitutes for traditional securities.  The Fund will consolidate the Subsidiary for purposes of financial statements, leverage and concentration.

Investment Funds. The managers of the underlying Investment Funds employ a variety of "alternative" investment strategies to achieve attractive risk-adjusted returns (i.e., returns adjusted to take into account the volatility of those returns) with low correlation to the broad equity and fixed-income markets. "Alternative" investment strategies, unlike pure "relative return strategies," are generally managed without reference to the performance of equity, debt and other markets. Alternative investment strategies permit the managers of Investment Funds to use leveraged or short sale positions to take advantage of perceived inefficiencies in the global capital markets.  Short sales are effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Investment Fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the short seller must borrow the security, and is obligated to return the security to the lender, which is accomplished by a later purchase of the security.

The Adviser intends to allocate the Fund's assets among Investment Funds that, in the view of the Adviser, represent attractive investment opportunities. In selecting Investment Funds for investment, the Adviser, (with the aid of research services employed by the Adviser), assesses the likely risks and returns of the different alternative investment strategies utilized by the Investment Funds, and evaluates the potential correlation among the investment strategies under consideration. The Adviser generally seeks to invest in Investment Funds whose expected risk-adjusted returns are determined to be attractive and likely to have low correlations among each other or with the broad equity and fixed-income markets. The Adviser will seek to allocate the Fund's assets so that the Fund may benefit from the performance record of various Investment Funds, and from having access to new and existing Investment Funds that are often available only at substantial minimum investments.

Investment Funds may employ a wide variety of investment strategies, including, but not limited to:

•

Managed Futures. A strategy that generates returns from convergent and divergent trends in the commodity, financial and currency futures markets.

•

Derivative Instruments. A derivative investment strategy generates returns from a variety of derivative instruments (held long or short) including exchange-traded futures and option contracts, forward contracts (including interbank currencies), swaps and other over the counter (OTC) derivatives tied to a wide variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products, where derivatives are used for hedging and as substitutes for traditional securities.

•

Credit Opportunities. A long/short investment strategy in corporate debt and equity securities to capture credit opportunities in all market environments.

•

Structured Credit. A long/short investment strategy in structured mortgage-backed and asset-backed securities with an emphasis on residential mortgage credit.

•

Debt and Equity Opportunities. A long/short investment strategy in corporate debt and equity securities of leveraged companies, as well as debt and equity securities of financially distressed firms and other investments.

•

Diversified Equities. A long/short investment strategy in a broad spectrum of equity, equity-related and other securities.

•

Sector Focused. A long/short investment strategy that seeks to actively manage investments in opportunities within particular sectors of the market, such as energy, healthcare, utilities, industrials, financial services, consumer products or technology.

•

Event-Driven. An investment strategy that involves investments in companies undergoing significant corporate transactions or structural transformations.

REITS.  Under normal circumstances, the Fund will invest at least 25% of its net assets in real estate industry securities represented by REITs.  This policy is fundamental and may not be changed without shareholder approval.  The Statement of Additional Information contains a list of the fundamental and non-fundamental (if any) investment policies of the Fund under the heading "Investment Objective and Policies."  The REITs in which the Fund invests may be focused in various sectors of the commercial real estate market including the retail, office, hotel, multifamily, medical and self-storage sectors.  The value of retail properties are affected by shifts in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Investment Strategy.  Under normal market conditions, the Fund's strategy will be to invest its net assets primarily in alternative investments, public and privately-traded REITs and other real estate securities. The Adviser will use both a quantitative screening process and a qualitative selection process when selecting securities for investment by the Fund in connection with its strategy. "Alternative" investment strategies refers to a class of investment strategies that are managed generally without reference to the performance of equity, debt and other markets. Alternative investment strategies differ from "relative return strategies," which generally seek to outperform a corresponding benchmark equity or fixed-income index. The Fund intends to invest in alternative investments that pursue a variety of investment strategies. No assurance can be given that any or all investment strategies, or the Fund's investment program, will be successful.

Investment Adviser and Fee.  Ladenburg Thalmann Asset Management, Inc., the investment adviser of the Fund, is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser was formed and commenced operations in 1982.  The Adviser is entitled to receive a monthly fee at the annual rate of 0.75% of the Fund's daily net assets, depending upon the net assets in the Fund.  The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions and extraordinary expenses), to the extent that they exceed 1.75% per annum of the Fund's average daily net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect at least until October 31, 2012, unless and until the Board approves its modification or termination.  This agreement may be terminated only by the Fund's Board of Trustees on 60 days written notice to the Adviser.  After October 31, 2012 the Expense Limitation Agreement may be renewed at the Adviser's and Board's discretion.  See "Management of the Fund."

Administrator, Accounting Agent and Transfer Agent.  Gemini Fund Services, LLC ("GFS") will serve as the administrator, accounting agent and transfer agent of the Fund. See "Management of the Fund."

Closed-End Fund Structure.  Closed-end funds differ from open end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange.  Unlike many closed-end funds, however, the Fund's shares will not be listed on a stock exchange.  Instead, the Fund will provide limited liquidity to shareholders by offering to repurchase a limited amount of shares (at least 5%) quarterly, which is discussed in more detail below.  An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment.  The Fund, similar to a mutual fund, is subject to continuous asset in-flows, although not subject to the continuous out-flows.

Investor Suitability.  An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

Repurchases of Shares.  The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at net asset value, of no less than 5% of the shares outstanding.  There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder's shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund's quarterly repurchases. See "Quarterly Repurchases of Shares."

Summary of Risks.

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund's shares. You assume these risks as a result of the Fund's direct investments, if any, as well through its investments in Investment Funds.  See "Risk Factors."

Derivatives Risk.  Investment Funds will invest a percentage of their assets in derivatives, (which may be used for hedging, speculation, or as substitutes for traditional securities) such as futures and options contracts. The use of such derivatives may indirectly expose the Fund to additional risks that it would not be subject to if it invested directly in the securities and commodities underlying those derivatives. Derivative risks include: (i) imperfect correlation between the changes in market value of derivatives and the securities or indices on which they are based; (ii) illiquidity under certain market conditions; (iii) trading restrictions or limitations imposed by an exchange, or government regulations that may restrict trading and (iv) leverage, which will magnify losses.  The use of derivatives by Investment Funds could subject the Fund to regulation by the Commodity Futures Trading Commission ("CFTC") as a commodity pool requiring compliance with certain CFTC rules. The Fund has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under Rule 4.5 of regulations of the Commodity Exchange Act, as amended, with respect to the Fund's operation.  Recently, the CFTC has proposed a change to Rule 4.5, and other regulations which, if adopted, could require the Fund, its wholly-owned subsidiary and some or all Investment Funds to register with the CFTC.  Such changes could potentially limit or restrict the ability of the Fund to pursue its investment strategy, and/or increase the costs of implementing its strategy.

Investment Funds Risk.  Fund shareholders may bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, incentive allocations or fees and expenses at the Investment Fund level.  The Fund's performance depends in part upon the performance of the Investment Fund managers and selected strategies, the adherence by such Investment Fund managers to such selected strategies, the instruments used by such Investment Fund managers and the Adviser's ability to select Investment Fund managers and strategies and effectively allocate Fund assets among them.  Each Investment Fund is subject to its strategy-specific risks which may include leverage risk, illiquidity risk, derivatives risk and market risk.

Issuer Risk.  The value of a specific security can perform differently from the market as a whole for reasons related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.  The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company because as a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.

Leveraging Risk. The use of leverage, such as borrowing money to purchase securities, will cause the Fund or an Investment Fund to incur additional expenses and magnify the Fund's gains or losses.

Liquidity Risk.  There is currently no secondary market for the shares and the Fund expects that no secondary market will develop.  Limited liquidity is provided to shareholders only through the Fund's quarterly repurchase offers for no less than 5% of the shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.  The Fund's investments are also subject to liquidity risk.  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk.  The Adviser's and Investment Funds managers' judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (directly or indirectly) may prove to be incorrect and may not produce the desired results.

Market Risk.  An investment in the Fund's shares is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

Master Limited Partnerships and Energy Sector Risks.  The Fund may invest in master limited partnerships ("MLPs") directly and will invest indirectly by investing in closed-end funds that invest in MLPs.  The underlying MLP will be focused in the energy sector.  An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation.  Holders of MLP units have limited control and voting rights on matters affecting the partnership.  In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.  Additional risks include the following.  A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of MLPs.  To maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of MLPs may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.  Various governmental authorities have the power to enforce compliance with regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs.  Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of MLPs.  MLPs are also subject to risks that are specific to the industry they serve.  MLPs that provide crude oil, refined product, natural gas liquids and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.  As a partnership, an MLP has no tax liability at the entity level.  If, as a result of a change in current law or a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, likely causing a reduction in the value of Fund shares.

Medium and Small Capitalization Company Risk. Compared to investment companies that focus only on large capitalization companies, the Fund's net asset value may be more volatile because it also invests in medium and small capitalization companies. Compared to larger companies, medium and small capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories. Further, compared to larger companies, the securities of small and medium capitalization companies are more likely to experience more significant changes in market values, be harder to sell at times and at prices that the Adviser believes appropriate, and offer greater potential for gains and losses.

Mortgage-Backed and Asset-Backed Risk.  The default rate on underlying mortgage loans or asset loans may be higher than anticipated, potentially reducing payments to the Fund via Investment Funds.  Default rates are sensitive to overall economic conditions such as unemployment, wage levels and economic growth rates.  Mortgage-backed securities are susceptible maturity risk because issuers of securities held by an Investment Fund are able to prepay principal due on these securities, particularly during periods of declining interest rates.

Real Estate Securities Risks. The Fund will not invest in real estate directly, but, because the Fund will concentrate its investments in REITs, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio.  The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. There are also special risks associated with particular sectors, or real estate operations generally, as described below:

Retail Properties.  Retail properties are affected by shifts in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties.  Office properties are affected by a downturn in the businesses operated by their tenants.

Hotel Properties.  Hotel properties are affected by declines in business and leisure travel.

Healthcare Properties.  Healthcare properties affected by potential federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations and continued availability of revenue from government reimbursement programs.

Multifamily Properties.  Multifamily properties are affected by adverse economic conditions in the locale, oversupply and rent control laws.

Community Centers.  Community center properties are affected by changes in the local markets where their properties are located and dependent upon the successful operations and financial condition of their major tenants.

Self-Storage Properties.  Self-storage properties are affected by changes to competing local properties and the ability of the management team.

Development Issues.  Real estate development companies are affected by construction delays and insufficient tenant demand to occupy newly developed properties.

Lack of Insurance. Certain of the companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles.

Dependence on Tenants.  Real estate properties and the ability of companies to make distributions to shareholders depend upon the ability of the tenants at their properties to generate enough income in excess of their operating expenses to make their lease payments.

Financial Leverage. Real estate companies may be highly leveraged and financial covenants may affect the ability of real estate companies to operate effectively.

Environmental Issues.  Owners of properties that may contain hazardous or toxic substances may be responsible for removal or remediation costs.

Current Conditions.  Recent instability in the United States, European and other credit markets also has made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, borrowers may be subject to increased interest expenses for borrowed money and tightening underwriting standards. There is also a risk that a general lack of liquidity or other adverse events in the credit markets may adversely affect the ability of issuers in whose securities the Fund invests to finance real estate developments and projects or refinance completed projects.

REIT Risk. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the "Code") in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

Repurchase Policy Risks.  Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities.  The sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund's net asset value.

Subsidiary Risk. The Subsidiary is not registered under the Investment Company Act of 1940 ("1940 Act") and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act.  Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.  By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund.  However, because the Subsidiary is a controlled foreign corporation, any income received from its investments in the Investment Funds will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

U.S. Federal Income Tax Matters.

The Fund has elected to be treated and intents to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.  See "U.S. Federal Income Tax Matters."

Dividend Reinvestment Policy

Unless a shareholder elects otherwise, the shareholder's distributions will be reinvested in additional shares under the Fund's dividend reinvestment policy. Shareholders who elect not to participate in the Fund's dividend reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). See "Dividend Reinvestment Policy."

Custodian

Union Bank, N.A. ("Union Bank") will serve as the Fund's custodian. See "Management of the Fund."

SUMMARY OF FUND EXPENSES

Shareholder Transaction Expenses
Maximum Sales Load (as a percent of offering price) [1]		6.00%
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees		0.75%
Other Expenses		4.01%
Shareholder Servicing Expenses	0.25%
All Non-Shareholder Servicing Other Expenses[2]	3.76%
Acquired Fund Fees and Expenses[3]		0.70%
Total Annual Expenses[4]		5.46%
Fee Waiver and Reimbursement		(3.01)%
Total Annual Expenses (after fee waiver and reimbursement)		2.45%

1 Other expenses have been restated (lowered) to remove the effect of non-recurring offering expenses.

2 Purchases of $1,000,000 or more may be subject to a contingent deferred sales charge on shares redeemed during the first 12 months after their purchase in the amount of the commissions paid on those shares redeemed.

3 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights, when issued, because the financial statements, when issued, include only the direct operating expenses incurred by the Fund.

4 The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the Expense Limitation Agreement) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 1.75% per annum of the Fund's average daily net assets (the Expense Limitation). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect at least until October 31, 2012, unless and until the Board approves its modification or termination.  This agreement may be terminated only by the Fund's Board of Trustees on 60 days written notice to the Adviser.  See "Management of the Fund."

The Summary of Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in Purchase Terms starting on page 44 of this prospectus.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return:

Example	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$83	$188	$292	$547

Shareholders who choose to participate in repurchase offers by the Fund will not incur a repurchase fee.  However, if shareholders request repurchase proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by GFS, currently $15.  The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

CONSOLIDATED FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout the period.

	For the Period
	Ended
	June 30, 2011*

Net Asset Value, Beginning of Period	$ 10.00
Increase From Operations:
Net investment income (a)	0.22
Net gain from investments
(both realized and unrealized)	0.13
Total from operations	0.35

Less Distributions:
From net investment income	(0.16)
From paid in capital	(0.14)
Total Distributions	(0.30)

Net Asset Value, End of Period	$ 10.05

Total Return (b)	3.53%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 10,255
Ratio to average net assets:
Expenses, Gross (d)	6.00%	(c )
Expenses, Net of Reimbursement (d)	1.75%	(c )
Net investment income, Net of Reimbursement (d)	2.92%	(c )
Portfolio turnover rate	0.25%

__________

*The Fund commenced operations on September 28, 2010.

(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.  Total returns for periods less than one year are not annualized.

(c) Annualized for periods less than one year.

(d) Does not include expenses of other investment companies in which the Fund invests.

THE FUND

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund.  The Fund was organized as a Delaware statutory trust on June 15, 2010.  The Fund's principal office is located at c/o Gemini Fund Services, LLC, 450 Wireless Boulevard, Hauppauge, NY  11788, and its telephone number is 1-877-803-6583.

USE OF PROCEEDS

The net proceeds of the continuous offering of shares, after payment of the sales load, will be invested in accordance with the Fund's investment objective and policies (as stated below) as soon as practicable after receipt. The Fund will pay its offering expenses incurred with respect to its continuous offering.  Pending investment of the net proceeds in accordance with the Fund's investment objective and policies, the Fund will invest in money market or short-term fixed-income mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund's assets would earn interest income at a modest rate.

INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES

Investment Objective and Policies

The Fund's investment objective is to seek attractive risk-adjusted returns with low to moderate volatility and low correlation to the broader markets, through a concentrated multi-strategy alternative investment approach with an emphasis on income generation.  The Fund pursues its investment objective by investing primarily in private and publicly traded alternative Investment Funds and REITs.  Investment Funds include closed-end funds, open end funds (mutual funds), limited partnerships, limited liability companies and other types of pooled investment vehicles.  The Fund invests without restriction as to issuer capitalization or credit quality.

The Fund may employ leverage, including borrowing from banks in an amount of up to 33% of the Fund's assets (defined as net assets plus borrowing for investment purposes).  The Fund is authorized to borrow money in connection with its investment activities, subject to the limits of the asset coverage requirement of the 1940 Act.  The Fund also may borrow money to satisfy repurchase requests from Fund shareholders and to otherwise provide the Fund with temporary liquidity.  The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness occurs.  This means that the value of the Fund's total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness.  Investment Funds may utilize leverage in their investment activities. However, the Investment Funds' borrowings are not subject to the asset coverage requirement. Accordingly, the Fund, through its investments in the Investment Funds, may be exposed to the risk of highly leveraged investment programs.

The Fund concentrates investments in the real estate industry because, under normal circumstances, it invests over 25% of its assets in securities of real estate industry entities by purchasing securities of REITS.  REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. This policy is fundamental and may not be changed without shareholder approval.  The Fund also will invest up to 25% of its total assets in its wholly-owned and controlled Subsidiary.  The Subsidiary primarily invests in Investment Funds that invest in derivatives (including commodity and financial futures, commodity-linked structured notes and swap contracts and fixed-income securities that serve as collateral for its derivative positions), limited partnerships, limited liability companies, investment pools and other types of business enterprises.

The Adviser will use both a quantitative screening process and a qualitative selection process when selecting securities for investment by the Fund in connection with its strategy.  "Alternative" investment strategies refers to a class of investment strategies that are managed generally without reference to the performance of equity, debt and other markets.  Alternative investment strategies differ from "relative return strategies," which generally seek to outperform a corresponding benchmark equity or fixed-income index.  The Fund intends to invest in alternative investments that pursue a variety of investment strategies.  No assurance can be given that any or all investment strategies, or the Fund's investment program, will be successful.

The Statement of Additional Information contains a list of the fundamental (those that may not be changed without a shareholder vote) and non-fundamental (if any) investment policies of the Fund under the heading "Investment Objective and Policies."

Investment Strategy and Criteria Used in Selecting Alternative Investments

The Adviser utilizes a clearly defined philosophy which provides a disciplined investment strategy. When determining an asset allocation, the Adviser typically reviews the last ten years of market data history, which the Adviser regards as the most relevant for market forecasting purposes. The Adviser may strategically rebalance its investment strategies according to the current market conditions, but will remain true to its fundamental analysis with respect to asset class and sector risk over time.  The Adviser manages investments over a long-term time horizon while being mindful of the historical context of the markets. The Adviser employs a regiment of quantitative and qualitative criteria to arrive at a universe of investments which are considered to be "best-of-breed." Below are some of the criteria utilized in the Adviser's review and selection process.

▪

Define sectors, for example:

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real estate (commercial, retail, multi-family, industrial),

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energy (drilling, royalty, income, working interest),

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equipment leasing (high tech vs. low tech),

•

futures/commodities (single manager, multiple managers)

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Measure correlation of one sector to another, as well as to the S&P 500

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Define vehicles best suited for the program (e.g. LP, LLC, REIT, Fund, Debenture, Note)

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Define measurement of risk: standard deviation of returns may be useful for some investments, but many may not have a sufficient track record to determine a statistically significant standard deviation.  Other methods of measurement may include:

•

management,

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how remedied problem offerings,

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variability of cyclical nature of the sector,

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past and pending legal issues,

•

outside references (e.g. bankers, lawyers, auditors, vendors), and

•

sources of ongoing income

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Define acceptable level of risk for sectors, for example:

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Real estate: land banking, construction stage, lease-up stage, operational stage

•

Energy: drilling (exploratory, developmental), purchase of royalty interests, purchase of income interests, purchase of working interests

•

Equipment leasing (high tech vs. low tech), and

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Futures/commodities (single manager vs. multiple managers, domestic vs. foreign managers)

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Establish minimum criteria for individual investment programs.  For example:

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Audited financial statements of the sponsor, if any

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Auditing firm must be overseen by the Public Company Accounting Oversight Board (PCAOB)

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Have an established and seasoned management team and/or sponsor whereby the historical track record must be attributed to the current management team for the evaluation of their ability and the likelihood of continued success

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Minimum offering size (e.g. $25 million for some sectors, $100 million for others)

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Maximum fee structure of less than the industry average for its sector

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Prior Performance

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Amount of Leverage

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Verify sponsor approved of operating within the structure of the Fund (e.g. annual valuations, non-accredited investors may participate in private placements, etc.)

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Define criteria for ongoing analysis of investments:

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Target a reasonable risk/reward tradeoff, i.e. Sharp ratio, standard deviation vs. benchmark

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Manager maintains its stated investment philosophy - in order to avoid style drift, which increases risk by affecting portfolio diversification, each manager cannot be influenced by market trends

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Rank highly within their peer group which indicates that a manager is able to succeed relative to other managers in a similar style

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Maintain increasing or consistent assets under management because decreasing assets leads management to liquidate securities and potentially create tax consequences.

Other Information Regarding Investment Strategy

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund's principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U. S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective.  The Adviser may invest the Fund's cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund's portfolio manager are subjective.

The Fund has no current intent to sell securities short. The Fund does not intend to use leverage through issuing preferred shares.  However, the Board of Trustees may decide to issue preferred shares in the future, subject to the asset coverage requirements of the 1940 Act.  The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares, as permitted under the 1940 Act.  In addition, the Fund may be deemed to incur economic leverage embedded in instruments in which it may invest.

The frequency and amount of portfolio purchases and sales (known as the "portfolio turnover rate") will vary from year to year.  The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. See "Tax Status" in the Fund's Statement of Additional Information.

There is no assurance what portion, if any, of the Fund's investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions will be designated as qualified dividend income. See "U.S. Federal Income Tax Matters."

Portfolio Investments

The Fund may invest in the following types of securities, subject to certain limitations as set forth below. The Fund is under no obligation to invest in any of these securities.

Investment Funds

Investment Funds may employ a wide variety of investment strategies, including, but not limited to:

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Managed Futures. A strategy that generates returns from convergent and divergent trends in the commodity, financial and currency futures markets.

•

Derivative Instruments: A derivative investment strategy generates returns from a variety of derivative instruments (held long or short) including exchange-traded futures and option contracts, forward contracts (including interbank currencies), swaps and other over the counter (OTC) derivatives tied to a wide variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products, where derivatives are used for hedging and as substitutes for traditional securities.

•

Credit Opportunities. A long/short investment strategy in corporate debt and equity securities to capture credit opportunities in all market environments.

•

Structured Credit. A long/short investment strategy in structured mortgage-backed and asset-backed securities with an emphasis on residential mortgage credit.

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Debt and Equity Opportunities. A long/short investment strategy in corporate debt and equity securities of leveraged companies, as well as debt and equity securities of financially distressed firms and other investments.

•

Diversified Equities. A long/short investment strategy in a broad spectrum of equity, equity-related and other securities.

•

Sector Focused. A long/short investment strategy that seeks to actively manage investments in opportunities within particular sectors of the market, such as energy, healthcare, utilities, industrials, financial services, consumer products or technology.

•

Event-Driven.  An investment strategy that involves investments in companies undergoing significant corporate transactions or structural transformations.

Exchange Traded Funds ("ETFs")

The Fund may invest its assets in ETFs that invest primarily in what the Adviser considers alternative assets, subject to the Fund's investment restrictions.  ETFs are typically passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends.  Additionally, some ETFs are unit investment trusts, which are unmanaged portfolios overseen by trustees and some ETFs may be grantor trusts.  An ETF typically holds a portfolio of securities or contracts designed to track a particular market segment or index.  Some examples of ETFs are Rydex SharesTM, ProShares®, SPDRs®, streetTRACKS, DIAMONDSSM and iShares®.  The Fund expects to use EFTs as part of its overall investment strategy.  ETFs generally have two markets.  The primary market is where institutions swap "creation units" in block-multiples of, for example, 50,000 shares for in-kind securities and cash in the form of dividends.  The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange.  This is different from mutual funds that are traded after hours once the net asset value ("NAV") is calculated.  ETFs share many similar risks with mutual funds and closed-end funds.

ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. ETFs also are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other funds that invest exclusively in stocks and bonds. You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund's direct fees and expenses. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, adversely affecting the Fund's performance.

Master Limited Partnerships

The Fund may invest in MLPs directly and will invest indirectly by investing in closed-end funds that invest in MLPs.  Master limited partnerships are entities that are structured as limited partnerships or as limited liability companies treated as partnerships. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a master limited partnership, the entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. Limited partnerships have two classes of interests – general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the limited partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership's operations and management.

Master limited partnerships organized as limited partnerships generally have two classes of limited partner interests – common units and subordinated units. The general partner of the master limited partnership is typically owned by an energy company, an investment fund, the direct management of the limited partnership or is an entity owned by one or more of such parties. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and incentive distribution rights (IDRs), in addition to its general partner interest in the master limited partnership.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to partners. These IDRs encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the master limited partnership.

MLPs in which the Fund indirectly invests are currently classified by the Adviser as midstream MLPs, propane MLPs, coal MLPs, upstream MLPs and marine transportation MLPs and upstream MLPs.  Midstream MLPs are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation, storage and terminalling of crude oil; and (c) the transportation (usually via pipelines, barges, rail cars and trucks), storage and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. MLPs may also operate ancillary businesses including the marketing of the products and logistical services.  Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 5% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).  Coal MLPs are engaged in the owning, leasing, managing, and production and sale of various grades of steam and metallurgical grades of coal. The primary use of steam coal is for electrical generation (steam coal is used as a fuel for steam-powered generators by electrical utilities). The primary use of metallurgical coal is in the production of steel (metallurgical coal is used to make coke, which in turn is used as a raw material in the steel manufacturing process).  Marine transportation MLPs provide transportation and distribution services for energy-related products through the ownership and operation of several types of vessels, such as crude oil tankers, refined product tankers, liquefied natural gas tankers, tank barges and tugboats. Marine transportation plays an important role in domestic and international trade of crude oil, refined petroleum products, natural gas liquids and liquefied natural gas and is expected to benefit from future global economic growth and development.  Upstream MLPs are businesses engaged in the exploration, extraction, production and acquisition of natural gas, natural gas liquids and crude oil, from geological reservoirs. An upstream MLP's cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and crude oil produced and the demand for and price of such commodities. As the underlying reserves of an upstream MLP are produced, its reserve base is depleted. Upstream MLPs may seek to maintain or expand their reserves and production through the acquisition of reserves from other companies, and the exploration and development of existing resources.

Closed-End Funds

The Fund may invest its assets in "closed-end" investment companies (or "closed-end funds") that invest primarily in what the Adviser considers alternative assets, subject to the Fund's investment restrictions.  Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the NYSE, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets.  Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open end investment company, investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

Open End Funds (mutual funds)

The Fund may invest in investment companies such as open end funds that invest primarily in what the Adviser considers to be alternative assets, subject to the Fund's investment restrictions.

Real Estate Investment Trusts

The Fund will invest in real estate investment trusts.  REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance costs, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund's investment strategy results in the Fund investing in REIT shares, the percentage of the Fund's dividend income received from REIT shares will likely exceed the percentage of the Fund's portfolio that is comprised of REIT shares.

Dividends paid by REITs will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See "U.S. Federal Income Tax Matters."

RISK FACTORS

An investment in the Fund's shares is subject to risks. The value of the Fund's investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund's shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program. Before investing in the Fund you should consider carefully the following risks the Fund faces through its direct investments and its investments in Investment Funds. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund.

Derivatives Risk.  Investment Funds will invest a percentage of their assets in derivatives, such as futures and options contracts. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities and commodities underlying those derivatives.  The use of derivatives by Investment Funds could subject the Fund to regulation by the Commodity Futures Trading Commission as a commodity pool requiring compliance with certain CFTC rules.  The Fund has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under Rule 4.5 of regulations of the Commodity Exchange Act, as amended, with respect to the Fund's operation.  Recently, the CFTC has proposed a change to Rule 4.5, and other regulations which, if adopted, could require the Fund, its wholly-owned Subsidiary and some or all Investment Funds to register with the CFTC.  Such changes could potentially limit or restrict the ability of the Fund to pursue its investment strategy, and/or increase the costs of implementing its strategy.  The risks associated with the Investment Funds', and indirectly the Fund's, use of futures and options contracts include:

•

Experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

•

There may be an imperfect correlation between the changes in market value of the securities held and the prices of futures and options on futures.

•

Although futures contracts are generally liquid instruments, under certain market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Investment Fund may be unable to close out its futures contracts at a time which is advantageous.

•

Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

•

Because option premiums paid or received by the Investment Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Investment Funds Risk.  The Fund's performance depends in part upon the performance of the Investment Fund managers and selected strategies, the adherence by such Investment Fund managers to such selected strategies, the instruments used by such Investment Fund managers and the Adviser's ability to select Investment Fund managers and strategies and effectively allocate Fund assets among them.  Fund shareholders may bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, which may include incentive allocations or fees and expenses at the Investment Fund level.  The Fund is subject to, and indirectly invests in Investment Funds that are subject to risks associated with legal and regulatory changes applicable to financial institutions generally or hedge funds, such as the Investment Funds in particular.  The Fund may not be able to invest in certain Investment Funds that are oversubscribed or closed, or the Fund may be able to allocate only a limited amount of assets to an Investment Fund that has been identified as an attractive opportunity.  The Fund's investments in certain Investment Funds may be subject to lock-up periods, during which the Fund may not withdraw its investment.  The Fund may invest indirectly a substantial portion of its assets in Investment Funds that follow a particular type of investment strategy, which may expose the Fund to the risks of that strategy. Many of the Fund's assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. The Fund, upon its redemption of all or a portion of its interest in an Investment Fund, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.

Investment Fund returns may exhibit greater correlations among each other or with fixed-income or equity indices than anticipated by the Adviser, particularly during times of general market turmoil. Investment Fund managers may invest the Investment Funds' assets in securities of non-U.S. issuers, including those in emerging markets, and the Fund's assets may be invested in Investment Funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities. An Investment Fund Manager may focus on a particular industry or sector, (e.g., energy, utilities, financial services, healthcare, consumer products, industrials and technology), which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. An Investment Fund Manager may focus on a particular country or geographic region, which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions. Investment Fund managers may use derivatives for speculative or hedging purposes. Investment Fund managers may have limited operating histories upon which to evaluate their performance, and some Investment Fund managers may not be registered under the Investment Advisers Act of 1940, as amended. Investment Funds may incur leverage for investment or other purposes, which may increase the volatility of the Investment Funds. Investment Fund managers may sell short securities held by Investment Funds, which presents the theoretical risk of unlimited loss because of increases in the market price of the security sold short, and the risk that Investment Funds' short selling activities may be adversely affected by regulatory restrictions that may be imposed at any time. Investment Fund managers may change their investment strategies at any time. Investment Fund managers may invest the Investment Funds' assets without limitation in restricted and illiquid securities. Investment Fund managers may invest the Investment Funds' assets in equity securities without limitation as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies, the prices of which may be subject to erratic market movements. Investment Fund managers may charge Investment Fund investors (such as the Fund) asset-based fees and incentive allocations or fees of as much as 20% of an Investment Fund's net profits (or more in certain limited circumstances), which may create incentives for Investment Fund managers to make investments that are riskier or more speculative than in the absence of these fees.

Issuer Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.  The value of an issuer's securities that are held in the Fund's portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Leveraging Risk.  The use of leverage, such as borrowing money to purchase securities, by the Fund or an Investment Fund will magnify the Fund's gains or losses.  The use of leverage via short selling by an Investment Fund will also magnify the Fund's gains or losses.  Generally, the use of leverage also will cause the Fund and an Investment Fund to have higher expenses (especially interest and/or short selling-related dividend expenses) than those of funds that do not use such techniques.  In addition, a lender to the Fund or an Investment Fund may terminate or refuse to renew any credit facility.  If the Fund or Investment Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns of the Fund.

Liquidity Risk. The Fund is a closed-end investment company structured as an "interval fund" and designed for long-term investors.  Unlike many closed-end investment companies, the Fund's shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Limited liquidity is provided to shareholders only through the Fund's quarterly repurchase offers for no less than 5% of the shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.  The Fund's investments are also subject to liquidity risk.  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.  Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk.  The net asset value of the Fund changes daily based on the performance of the securities and derivatives in which it invests. The Adviser's and Investment Funds managers' judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (directly or indirectly) may prove to be incorrect and may not produce the desired results.  Additionally, the Adviser's judgments about the potential performance of Investment Funds may also prove incorrect and may not produce the desired results.

Market Risk.  An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Master Limited Partnerships and Energy Sector Risks.  The Fund may invest in MLPs directly and will invest indirectly by investing in closed-end funds that invest in MLPs.  The underlying MLP will be focused in the energy sector.  An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation.  Holders of MLP units have limited control and voting rights on matters affecting the partnership.  In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.  Additional risks include the following.

Supply and Demand Risk.  A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of MLPs. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or curtailed drilling activity due to low commodity prices.

Economic Risks.  A sustained decline in demand for natural gas, natural gas liquids, crude oil, coal or other energy commodities could also adversely affect the financial performance of MLPs. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk.  Most MLPs are engaged in the transporting, storing, distributing and processing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal on behalf of shippers. In addition, some MLPs are engaged in the production of such commodities. To maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of MLPs may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

Regulatory Risk.  MLPs are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs.

Commodity Pricing Risk.  The operations and financial performance of MLPs may be directly affected by energy commodity prices, especially those MLPs which own the underlying energy commodity or receive payments for services that are based on commodity prices. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of MLPs which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for MLPs to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices. In addition to the volatility of commodity prices, extremely high commodity prices that remain at such level or higher may drive further energy conservation efforts which may adversely affect the performance of MLPs.

Acquisition Risk.  The abilities of MLPs to grow and to increase distributions to unitholders can be highly dependent on their ability to make acquisitions that result in an increase in cash available for distribution. In the event that MLPs are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to raise distributions will be limited. Furthermore, even if MLPs do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in cash available for distribution. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management's attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.

Interest Rate Risk.  Rising interest rates could adversely impact the financial performance of MLPs by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner. MLP valuations are based on numerous factors, including sector and business fundamentals, management expertise, and expectations of future operating results. However, MLP yields are also susceptible in the short-term to fluctuations in interest rates and the prices of MLP securities may decline when interest rates rise. Because the Fund will invest in MLP equity securities, investment in such securities means that the net asset value and market price of Fund securities may decline if interest rates rise.

Affiliated Party Risk.  Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP's parents or sponsors to satisfy their payments or obligations would impact the MLP's revenues and cash flows and ability to make distributions.

Catastrophe Risk. The operations of MLPs are subject to many hazards inherent in the transporting, processing, storing, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect their operations and financial condition.

Focus Risk.  Investments will be focused in one or more industries within the energy sector. The focus of investment in specific industry or industries within the energy sector may present more risks than if a portfolio were broadly diversified over numerous industries and sectors of the economy. A downturn in one or more industries within the energy sector would have a larger impact than on an investment company that does not focus in such sector. At times the performance of securities of companies in the energy sector will lag the performance of other industries or sectors or the broader market as a whole.

Weather Risk. Extreme weather conditions, such as Hurricane Ivan in 2004, Hurricanes Katrina and Rita in 2005 and Hurricane Ike in 2008, could result in substantial damage to the facilities of certain MLPs located in the affected areas and significant volatility in the supply of natural resources, commodity prices and the earnings of MLPs, and could therefore adversely affect their securities.

Industry Risk.  MLPs are also subject to risks that are specific to the industry they serve.  MLPs that provide crude oil, refined product, natural gas liquids and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.  MLPs with propane assets are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others. Further, extremely high commodity prices that remain at such level or higher may adversely affect the demand for services provided by MLPs.  MLPs with coal assets are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers' coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.  MLPs engaged in the exploration and production business are subject to overstatement of the quantities of their reserves based upon any reserve estimates that prove to be inaccurate, that no commercially productive oil, natural gas or other energy reservoirs will be discovered as a result of drilling or other exploration activities, the curtailment, delay or cancellation of exploration activities are as a result of an unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other exploration equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of crude oil, natural gas or other resources, mechanical failures, cratering, and pollution.  MLPs engaged in marine transportation are exposed to many of the same risks as MLPs as summarized above. In addition, the highly cyclic nature of the marine transportation industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the earnings of marine transportation companies. Fluctuations in charter rates result from changes in the supply and demand for vessel capacity and changes in the supply and demand for oil and oil products. Historically, the marine transportation markets have been volatile because many conditions and factors can affect the supply and demand for vessel capacity. Changes in demand for transportation of oil, refined products, natural gas liquids and liquefied natural gas over longer distances and supply of vessels to carry such commodities may materially affect revenues, profitability and cash flows of marine transportation companies.  The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of vessels may fluctuate and could adversely affect the value of marine transportation company securities in our portfolio. Declining vessel values could affect the ability of marine transportation companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting such companies' liquidity.  Marine transportation company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of marine transportation company earnings.

Cash Flow Risk.  The amount of cash that an MLP has available for distributions and the tax character of such distributions depends upon the amount of cash generated by the MLP's operations. Cash available for distribution will vary from quarter to quarter and is largely dependent on factors affecting the MLP's operations and factors affecting the energy industry in general. In addition to the risk factors described above, other factors which may reduce the amount of cash an MLP has available for distribution include increased operating costs, maintenance capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.

Capital Markets Risk.  Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors. As a result, the cost of raising capital in the debt and equity capital markets has increased while the ability to raise capital from those markets has diminished. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Due to these factors, MLPs may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, MLPs may not be able to meet their obligations as they come due. Moreover, without adequate funding, MLPs may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.  As a partnership, an MLP has no tax liability at the entity level.  If, as a result of a change in current law or a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, likely causing a reduction in the value of Fund shares.  Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect MLPs.  Legislation could also negatively impact the amount and tax characterization of distributions received by MLP investors.

Medium and Small Capitalization Company Risk. The Fund will concentrate its investments in real estate related securities. Many issuers of real estate securities are medium or small capitalization companies which may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. This may cause the Fund's net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies. Generally, securities of medium and small capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Mortgage-Backed and Asset-Backed Risk.  Mortgage-Backed ("MBS") and asset-backed securities ("ABS") are subject to certain risks.  The default rate on underlying mortgage loans or asset loans may be higher than anticipated, potentially reducing payments to the Fund via Investment Funds.  Default rates are sensitive to overall economic conditions such as unemployment, wage levels and economic growth rates.  MBS are susceptible maturity risk because issuers of securities held by the Investment Funds are able to prepay principal due on these securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise.  When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of an Investment Fund because the Investment Fund may have to reinvest that money at the lower prevailing interest rates.  Prepayment risk as well as the risk that the structure of certain MBS may make their reaction to interest rates and other factors difficult to predict, making their prices volatile.  Generally, rising interest rates tend to be associated with longer MBS maturities because borrower prepayment rates tend to decline when rates rise.  As a result, in a period of rising interest rates, MBS exhibit additional volatility, known as extension risk.  ABS are also subject to maturity risk, although to a much smaller degree.

Real Estate Securities Risks. The Fund will not invest in real estate directly, but because the Fund will concentrate its investments in REITs, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio.  Although the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership in real property. The value of the Fund's shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry.  These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company's operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

There are also special risks associated with particular sectors, or real estate operations generally, as described below:

Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors may contribute to the risk of real estate investments:

Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which the Fund invests ("portfolio companies") are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Fund's investment performance.

Dependence on Tenants. The value of the Fund's portfolio companies' properties and the ability to make distributions to their shareholders depend upon the ability of the tenants at their properties to generate enough income in excess of their operating expenses to make their lease payments. Changes beyond the control of our portfolio companies may adversely affect their tenants' ability to make their lease payments and, in such event, would substantially reduce both their income from operations and ability to make distributions to our portfolio companies and, consequently, the Fund.

Financial Leverage. Real estate companies may be highly leveraged and financial covenants may affect the ability of real estate companies to operate effectively.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

Financing Issues. Financial institutions in which the Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution's control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution's ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution's funds, and can fluctuate significantly when interest rates change.

Current Conditions. The decline in the broader credit markets in recent months related to the sub-prime mortgage dislocation has caused the global financial markets to become more volatile and the United States homebuilding market has been dramatically impacted as a result. The confluence of the dislocation in the real estate credit markets with the broad based stress in the United States real estate industry could create a difficult operating environment for owners of real estate in the near term and investors should be aware that the general risks of investing in real estate may be magnified.

Recent instability in the United States, European and other credit markets also has made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, borrowers may be subject to increased interest expenses for borrowed money and tightening underwriting standards. There is also a risk that a general lack of liquidity or other adverse events in the credit markets may adversely affect the ability of issuers in whose securities the Fund invests to finance real estate developments and projects or refinance completed projects.

For example, adverse developments relating to sub-prime mortgages have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for companies to obtain financing on attractive terms or at all so that they may commence or complete real estate development projects, refinance completed projects or purchase real estate. It also may adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could, in turn, reduce the number of real estate funds publicly-traded during the investment period and reduce the Fund's investment opportunities.

REIT Risk. Investments in REITs will subject the Fund to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market.  In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Internal Revenue Code of 1986, as amended in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund's yield on that investment. REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See "U.S. Federal Income Tax Matters." The Fund's investments in REITs may include an additional risk to shareholders. Some or all of a REIT's annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund's basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund's basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their shares of the Fund, but not below zero. To the extent the distribution exceeds a shareholder's basis in the Fund's shares, such shareholder will generally recognize a capital gain. The Fund does not have any investment restrictions with respect to investments in REITs.

Repurchase Policy Risks.  Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund's expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund's net asset value.

Repurchase of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund's investment performance, its net assets. A reduction in the Fund's net assets may increase the Fund's expense ratio, to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Subsidiary Risk ..  The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted i n this prospectus, will not be subject to all of the investor protections of the 1940 Act.  The Fund, by investing in the Subsidiary, will not have all of the protections offered to investors in registered investment companies.  However, the Fund wholly owns and controls the Subsidiary.  The Fund and Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders.  The Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as the sole shareholder of the Subsidiary.  Also, the Adviser, in managing the Subsidiary's portfolio, will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund, viewing the Subsidiary and the Fund on a consolidated basis.  Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary.  If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.   By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund.  However, because the Subsidiary is a controlled foreign corporation, any income received from its investments in the Investment Funds will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. The Board is comprised of five trustees.  The Trustees are responsible for the Fund's overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund's investment adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under "Management" in the Statement of Additional Information.

Investment Adviser

Ladenburg Thalmann Asset Management, Inc., located at 520 Madison Avenue, 9th Floor, New York, NY  10022, serves as the Fund's investment adviser.  The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.  The Adviser is a New York corporation formed in 1982 for the purpose of advising individuals and institutions.  All shares in the Adviser are owned by Ladenburg Thalmann Financial Services, Inc. ("LTS"), a publicly held corporation traded on the NSYE Amex stock exchange.  Dr. Phillip Frost, M.D., a non-employee Director of LTS may be deemed to control the Adviser indirectly because he controls, directly or indirectly, more than 25% of the voting share of LTS.

Under the general supervision of the Fund's Board of Trustees, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, determine which securities should be purchased, sold or exchanged.  In addition, the Adviser will supervise and provide oversight of the Fund's service providers.  The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund.  The Adviser will compensate all Adviser personnel who provide services to the Fund.  In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Management Agreement a monthly management fee computed at the annual rate of 0.75% of the daily net assets.  The Adviser may employ research services and service providers to assist in the Adviser's market analysis and investment selection.

A discussion regarding the basis for the Board of Trustees' initial approval of the Fund's Investment Management Agreement is available in the Fund's Annual Report to shareholders dated June 30, 2011.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the Expense Limitation Agreement) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions and extraordinary expenses), to the extent that they exceed 1.75% per annum of the Fund's average daily net assets (the Expense Limitation). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect, at least until October 31, 2012, unless and until the Board approves its modification or termination.  This agreement may be terminated only by the Fund's Board of Trustees on 60 days written notice to the Adviser.  After October 31, 2012 the Expense Limitation Agreement may be renewed at the Adviser's and Board's discretion.

Portfolio Manager

Mr. Philip Blancato, President of the Adviser, is the Fund's portfolio manager. Mr. Blancato has primary responsibility for management of the Fund's investment portfolio and has served the Fund in this capacity since it commenced operations in 2010.  Mr. Blancato's primary responsibilities at the Adviser involve creating and distributing high net worth fee-based platforms and serving as the managing member of the firm's Investment Policy Committee which determines the strategic outlook for all the firm's clients' investments.  Mr. Blancato is also a Member of the Board of Directors of each of the Adviser's parent company (LTS) subsidiary companies, Ladenburg Thalmann and Co. Inc., Triad Advisors, Inc. and Investacorp, Inc. where he helps make strategic decisions about each company's initiatives. Prior to joining Ladenburg Thalmann in 2004, Mr. Blancato worked for PowellJohnson as the Managing Director of Advisory Services where he directed the creation and implementation of a suite of fee-based platforms.  Mr. Blancato also worked at Prudential Securities for twelve years where he held various positions within the Investment Management Services division including First Vice President and Director of Portfolio Management Programs where he developed and improved upon the positioning and functionality of discretionary fee-based programs.  During his tenure, the Portfolio Management division became one of the most successful divisions within Prudential Securities with assets in excess of $16 billion.

In 1990 Mr. Blancato received a Bachelor of Science in Finance from Kean University and in 1998 a Marketing Continuing Education degree from New York University.  In 2005 Mr. Blancato completed the Securities Industry Association accredited program at Wharton Business School.

The Statement of Additional Information provides additional information about the Fund's portfolio manager's compensation, other accounts managed and ownership of Fund shares.

Administrator, Accounting Agent and Transfer Agent

Gemini Fund Services, LLC, located at 450 Wireless Boulevard, Hauppauge, NY, 11788, serves as Administrator, Accounting Agent and Transfer Agent.  Gemini Fund Services, LLC receives the following fees: for administrative services 0.10% on the first $100 million of net assets, 0.06% on the next $150 million of net assets and 0.05% on net assets greater than $250 million, paid monthly at the preceding annual rates; for accounting services a $24,000 base fee plus 0.02% of net assets from $25 to $100 million and 0.01% of net assets over $100 million, paid monthly at the preceding annual rates; for transfer agent services $14 per account plus various other account-related charges; plus out of pocket expenses for each of the preceding services. For the fiscal period ended June 30, 2011 the fund paid $3,158, $19,515 and $9,120 for administration, account and transfer agency fees, respectively.

Custodian

Union Bank N.A., with principal offices at 350 California Street, 6th Floor San Francisco, California  94104 serves as custodian for the securities and cash of the Fund's portfolio.  Under a Custody Agreement, Union Bank holds the Fund's assets in safekeeping and keeps all necessary records and documents relating to its duties.

Estimated Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services stated in the Investment Management Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser is obligated to pay the fees of any Trustee of the Fund who is affiliated with it.

GFS is obligated to pay expenses associated with providing the services contemplated by a Fund Services Administration Agreement (administration, accounting and transfer agent), including compensation of and office space for its officers and employees and administration of the Fund.

The Fund pays all other expenses incurred in the operation of the Fund including, among other things, (i) expenses for legal and independent accountants' services, (ii) costs of printing proxies, share certificates, if any, and reports to shareholders, (iii) charges of the custodian and transfer agent in connection with the Fund's dividend reinvestment policy, (iv) fees and expenses of independent Trustees, (v) printing costs, (vi) membership fees in trade association, (vii) fidelity bond coverage for the Fund's officers and Trustees, (viii) errors and omissions insurance for the Fund's officers and Trustees, (ix) brokerage costs, (x) taxes, (xi) costs associated with the Fund's quarterly repurchase offers, (xii) servicing fees and (xiii) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares.

The Fund will pay a monthly shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Fund.

The Investment Management Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund's procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

Control Persons

A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.  As of October 14, 2011 there were no shareholders of record that owned 5% or more of the outstanding shares of the Fund

DETERMINATION OF NET ASSET VALUE

The net asset value of shares of the Fund is determined daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time). Each share will be offered at net asset value plus the applicable sales load. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the net asset value of the shares. In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board of Trustees. The Board has delegated the day to day responsibility for determining these fair values in accordance with the policies it has approved to the Adviser. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market quotations, the Adviser may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security and the recommendation of the Fund's Portfolio Manager.

The Adviser will provide the Board of Trustees with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any. To the extent deemed necessary by the Adviser, the Valuation Committee of the Board will review any securities valued by the Adviser in accordance with the Fund's valuation policies. The Adviser will provide the board of trustees with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any. To the extent deemed necessary by the Adviser, the Valuation Committee of the Board will review any securities valued by the Adviser in accordance with the Fund's valuation policies.

Non-dollar-denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.  Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund's net asset value may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third party pricing service to assist it in determining the market value of securities in the Fund's portfolio. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund's other liabilities by the total number of shares outstanding.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the NASDAQ are valued at the closing price.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Board deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars", if any).  The Adviser has adopted policies and procedures and has structured its portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

QUARTERLY REPURCHASES OF SHARES

Once each quarter, the Fund will offer to repurchase at net asset value no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below).  The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).  Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the "Repurchase Request Deadline").  Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a "Repurchase Pricing Date").

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares and the "Repurchase Request Deadline," which is the date the repurchase offer ends.  Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline.  The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days.  Payment pursuant to the repurchase will be made by checks to the shareholder's address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date.  The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Repurchase Offer Amount

The Board of Trustees, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the "Repurchase Offer Amount") for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder's obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Notice to Shareholders

Approximately 30 days (but no less than 21 days and more than 42 days) before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification ("Shareholder Notification").  The Shareholder Notification will contain information shareholders should consider in deciding whether or not to tender their shares for repurchase. The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the "Repurchase Payment Deadline").  The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call 1-877-803-6583 to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline.  Payment pursuant to the repurchase offer will be made by check to the shareholder's address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date.  The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline.  If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis.  However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder's obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline.  The Board of Trustees has adopted procedures that are reasonably designed to ensure that the Fund's assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph.  If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board of Trustees will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from available cash or sales of portfolio securities. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund's portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund's expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities.  The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund's net asset value.

Repurchase of the Fund's shares will tend to reduce the amount of outstanding shares and, depending upon the Fund's investment performance, its net assets. A reduction in the Fund's net assets would increase the Fund's expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment. The Fund's quarterly repurchase offers are a shareholder's only means of liquidity with respect to his or her shares.  Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder's descendants to redeem shares in the event of such shareholder's death pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

DISTRIBUTION POLICY

Quarterly Distribution Policy

The Fund intends to make a dividend distribution each quarter to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The dividend rate may be modified by the Board from time to time. If, for any quarterly distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then assets of the Fund will be sold and the difference will generally be a tax-free return of capital distributed from the Fund's assets. The Fund's final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder's assets being invested in the Fund and, over time, increase the Fund's expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board. If the Fund's investments are delayed, the initial distribution may consist principally of a return of capital.

Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested in additional shares of the Fund. See "Dividend Reinvestment Policy."

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund's shareholders each quarter. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change the quarterly distribution policy from time to time.

DIVIDEND REINVESTMENT POLICY

The Fund will operate under a dividend reinvestment policy administered by GFS (the "Agent"). Pursuant to the policy, the Fund's income dividends or capital gains or other distributions (each, a "Distribution" and collectively, "Distributions"), net of any applicable U.S. withholding tax, are reinvested in shares of the Fund.

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Agent in writing at Ladenburg Thalmann Alternative Strategies Fund, c/o Gemini Fund Services, LLC, 450 Wireless Boulevard, Hauppauge, NY  11788.  Such written notice must be received by the Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment policy. Under the dividend reinvestment policy, the Fund's Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Agent, on the shareholder's behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund's net asset value per share.

The Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder's proxy, if any, will include those shares purchased pursuant to the dividend reinvestment policy.  Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned.  The Fund will issue certificates in its sole discretion.  The Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment policy, the Agent will administer the dividend reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder's name and held for the account of beneficial owners participating under the dividend reinvestment policy.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant's account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See "U.S. Federal Income Tax Matters."

The Fund reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment policy should be directed to the Agent at Ladenburg Thalmann Alternative Strategies Fund, c/o Gemini Fund Services, LLC 11788.  Certain transactions can be performed by calling the toll free number 1-877-803-6583.

U.S. FEDERAL INCOME TAX MATTERS

The following briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund's shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Statement of Additional Information.  There may be other tax considerations applicable to particular investors such as those holding shares in a tax deferred account such as an IRA or 401(k) plan.  In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund elected to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.

The Fund intends to make distributions of investment company taxable income after payment of the Fund's operating expenses no less frequently than annually. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the dividend reinvestment policy.  For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund. Distributions of the Fund's investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund's current and accumulated earnings and profits. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset).  A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund's taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice designating the amount of any capital gain distributions and any other distributions.

The Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on June 15, 2010. The Fund's Amended and Restated Declaration of Trust (the "Declaration of Trust") provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of shares, subject to a $5 billion limit on the Fund.  The Fund does not intend to hold annual meetings of its shareholders.

Shares

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. Each share of the Fund represents an equal proportionate interest in the assets of the Fund with each other share in the Fund. Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The Fund currently intends to make dividend distributions to its shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly. Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the Fund. See "Dividend Reinvestment Policy." The 1940 Act may limit the payment of dividends to the holders of shares. Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC.  Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Fund's shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates. However, upon written request to the Fund's transfer agent, a share certificate may be issued at the Fund's discretion for any or all of the full shares credited to an investor's account. Share certificates that have been issued to an investor may be returned at any time. The Fund's transfer agent will maintain an account for each shareholder upon which the registration of shares are recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery. GFS will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

The following table shows the amounts of Fund Shares that have been authorized and are outstanding as of October 14, 2011:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Excluding Amount Shown Under (3)
Shares of Beneficial Interest	Unlimited*	None	1,218,226.4270

*subject to a $5 billion limit on the Fund

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Amended and Restated Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving the Fund's shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund.  The Trustees are elected for indefinite terms and do not stand for reelection.  A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter.  The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund's asset, or liquidation.  Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

PLAN OF DISTRIBUTION

Ladenburg Thalmann & Co. Inc. (the "Distributor"), located at 520 Madison Avenue, 9th floor, New York, NY 10022, is serving as the Fund's principal underwriter and acts as the distributor of the Fund's shares on a best efforts basis, subject to various conditions.  The Fund's shares are offered for sale through the Distributor at net asset value plus the applicable sales load.  The Distributor also may enter into selected dealer agreements with other broker dealers for the sale and distribution of the Fund's shares.  The Distributor and the Adviser are under the common control of LTS.  Mr. Blancato, portfolio manager of the Fund, is also Executive Vice President and Director of the Distributor.  In reliance on Rule 415, the Fund intends to offer to sell up to $5,000,000,000 of its shares, on a continual basis, through the Distributor. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund's shares, but will use its best efforts to sell the shares.  Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund shares.

The Adviser or its affiliates, in the Adviser's discretion and from their own resources, may pay additional compensation to brokers or dealers in connection with the sale and distribution of Fund shares (the "Additional Compensation").  In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker's or dealer's registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker's or dealer's registered representatives.  The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the broker or dealer, or determined in some other manner.  The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.  Additionally, the Adviser or its affiliates pay a servicing fee to the Distributor and to other selected securities dealers and other financial industry professionals for providing ongoing broker-dealer services in respect of clients with whom they have distributed shares of the Fund.  Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request.

The Fund and the Adviser have agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement.  The Distributor may, from time to time, engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business.

Prior to the initial public offering of shares, the Adviser purchased shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by Gemini Fund Services, LLC, the Fund's administrator.  The returned check and stop payment fee is currently $25.  Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, "Financial Intermediaries"). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and accepted by the Fund. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary's name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor's account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund's NAV next computed after it is received by the Financial Intermediary.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to Ladenburg Thalmann Alternative Strategies Fund to:

Ladenburg Thalmann Alternative Strategies Fund
c/o Gemini Fund Services, LLC
450 Wireless Boulevard

Hauppauge, NY  11788

All checks must be in US Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares, nor post dated checks, post dated on-line bill pay checks, or any conditional purchase order or payment.

The transfer agent will charge a $25.00 fee against an investor's account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Wire — Initial Investment

To make an initial investment in the Fund, the transfer agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor's bank to send the wire. An investor's bank must include both the name of the Fund, the account number, and the investor's name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at 1-877-803-6583 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.  The bank should transmit funds by wire to:

ABA #: (number provided by calling toll-free number above)
Credit: Gemini Fund Services, LLC
Account #: (number provided by calling toll-free number above)
Further Credit:
Ladenburg Thalmann Alternative Strategies Fund
(shareholder registration)
(shareholder account number)

By Wire — Subsequent Investments

Before sending a wire, investors must contact Gemini Fund Services, LLC to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the transfer agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan — Subsequent Investments

You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-877-803-6583 for more information about the Fund's Automatic Investment Plan.

By Telephone

Investors may purchase additional shares of the Fund by calling 1-877-803-6583.  If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, GFS will verify certain information on each account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call Gemini Fund Services, LLC at 1-877-803-6583 for additional assistance when completing an application.

If Gemini Fund Services, LLC does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Purchase Terms

The minimum initial purchase by an investor is $5,000. The Fund's shares are offered for sale through its Distributor at net asset value plus the applicable sales load. The price of the shares during the Fund's continuous offering will fluctuate over time with the net asset value of the shares.  Investors in the Fund will pay a sales load based on the amount of their investment in the Fund. The sales load payable by each investor depends upon the amount invested by such investor in the Fund, but may range from 0.00% to 6.00%, as set forth in the table below. A reallowance will be made by the Distributor from the sales load paid by each investor.  The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions.  The Fund reserves the right to waive sales charges.  The following sales charges apply to your purchases of shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	6.00%	6.38%	5.75%
$25,000 to $49,999	5.00%	5.26%	4.75%
$50,000 to $99,999	4.00%	4.17%	3.75%
$100,000 to $249,999	3.00%	3.09%	2.75%
$250,000 to $499,999	2.00%	2.04%	1.75%
$500,000 to $999,999	1.00%	1.01%	0.75%
$1,000,000 and above	0.00%	0.00%	0.00%

As shown, investors that purchase $1,000,000 or more of the Fund's shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 12 months after their purchase in the amount of the commissions paid on those shares redeemed.

You may be able to buy shares without a sales charge (i.e. "load-waived") when you are:

•

reinvesting dividends or distributions;

•

participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

•

exchanging an investment in Class A (or equivalent type) shares of another fund for an investment in the Fund;

•

a current or former director or Trustee of the Fund;

•

an employee (including the employee's spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any independent of the employee, as defined in section 152 of the Internal Revenue Code) of the Fund's Adviser or its affiliates or of a broker-dealer authorized to sell shares of the Fund; or

•

purchasing shares through the Fund's Adviser; or

•

purchasing shares through a financial services firm (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with the Fund.

In addition, concurrent purchases by related accounts may be combined to determine the application of the sales load. The Fund will combine purchases made by an investor, the investor's spouse or domestic partner, and dependent children when it calculates the sales load.

It is the investor's responsibility to determine whether a reduced sales load would apply. The Fund is not responsible for making such determination. To receive a reduced sales load, notification must be provided at the time of the purchase order. If you purchase shares directly from the Fund, you must notify the Fund in writing. Otherwise, notice should be provided to the Financial Intermediary through whom the purchase is made so they can notify the Fund.

Right of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of shares of the Fund as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•

an individual;

•

an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

•

a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Fund's distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent

The letter of intent allows you to count all investments within a 13-month period in shares of the Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges.  The minimum initial investment under a letter of intent is 5% of the total letter of intent amount.  The letter of intent does not preclude the Fund from discontinuing sales of its shares.  You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase.  To determine the applicable sales charge reduction, you also may include (1) the cost of shares of the Fund which were previously purchased at a price including a front end sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other Funds you currently own acquired in exchange for shares the Fund purchased during that period at a price including a front-end sales charge.  You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Fund, the transfer agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Shareholder Service Expenses

The Fund has adopted a "Shareholder Services Plan" under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund.  Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request.  Under the Shareholder Services Plan, the Fund may incur expenses on an annual basis equal to 0.25% of its average net assets.

LEGAL MATTERS

Certain legal matters in connection with the shares will be passed upon for the Fund by Thompson Hine, LLP, 41 South High Street, 17th floor, Columbus, OH  43215.

REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household.  Once implemented, a shareholder must call 1-877-803-6583 to discontinue householding and request individual copies of these documents.  Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP is the independent registered public accounting firm for the Fund and will audit the Fund's financial statements.  BBD, LLP is located at 1835 Market Street, 26th Floor, Philadelphia, PA 19103.

ADDITIONAL INFORMATION

The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-168158). The complete Registration Statement may be obtained from the SEC at www.sec.gov.  See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

General Information and History	1
Investment Objective and Policies	1
Management of the Fund	16
Codes of Ethics	21
Proxy Voting Policies and Procedures	21
Control Persons and Principal Holders	22
Investment Advisory and Other Services	22
Portfolio Manager	24
Allocation of Brokerage	25
Tax Status	26
Other Information	34
Independent Registered Public Accounting Firm	34
Financial Statements	35

PRIVACY NOTICE
FACTS		WHAT DOES LADENBURG THALMANN ALTERNATIVE STRATEGIES FUND DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Ladenburg Thalmann Alternative Strategies Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Ladenburg Thalmann Alternative Strategies Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?		Call 1-877-803-6583

Who we are
Who is providing this notice?	Ladenburg Thalmann Alternative Strategies Fund
What we do
How does Ladenburg Thalmann Alternative Strategies Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Ladenburg Thalmann Alternative Strategies Fund collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates' everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Ladenburg Thalmann Alternative Strategies Fund does not share with our affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

▪  Ladenburg Thalmann Alternative Strategies Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Ladenburg Thalmann Alternative Strategies Fund does not jointly market.

.

PROSPECTUS

Ladenburg Thalmann Alternative Strategies Fund

Shares of Beneficial Interest

November 1, 2011

Investment Adviser

Ladenburg Thalmann Asset Management, Inc.

All dealers that buy, sell or trade the Fund's shares, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Fund's Distributor.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.